UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 17, 2010

BARNES & NOBLE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12302	06-1196501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York		10011

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 633-3300

Not Applicable
____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On January 28, 2010, the Board of Directors of Barnes & Noble, Inc. (the “Board”) received a letter from Ronald Burkle, Managing Partner of The Yucaipa Companies LLC.  The Board responded to Mr. Burkle in a letter dated February 17, 2010, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits

(d)           The following exhibit is filed as a part of this Report.

Exhibit No.	Description
99.1	Letter dated February 17, 2010, from the Board of Directors of Barnes & Noble, Inc. to Ronald Burkle, Managing Partner of the Yucaipa Companies LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.

Date: February 17, 2010	By:	/s/ Joseph J. Lombardi
Name: Joseph J. Lombardi
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter dated February 17, 2010, from the Board of Directors of Barnes & Noble, Inc. to Ronald Burkle, Managing Partner of the Yucaipa Companies LLC.